   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 2, 1994

                                                       REGISTRATION NO. 33-51935
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                              AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ----------------
                        GREEN TREE FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------
               MINNESOTA                               41-1263905
    (STATE OR OTHER JURISDICTION OF       (I.R.S. EMPLOYER IDENTIFICATION NO.)
     INCORPORATION OR ORGANIZATION)

                              1100 LANDMARK TOWERS
                              345 ST. PETER STREET
                        SAINT PAUL, MINNESOTA 55102-1639
                                 (612) 293-3400
           (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
     INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------
                               DREW S. BACKSTRAND
                              1100 LANDMARK TOWERS
                              345 ST. PETER STREET
                        SAINT PAUL, MINNESOTA 55102-1639
                                 (612) 293-3400
         (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                 INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:

           CHARLES F. SAWYER                        CATHY M. KAPLAN
            DORSEY & WHITNEY                          BROWN & WOOD
         220 SOUTH SIXTH STREET                  ONE WORLD TRADE CENTER
      MINNEAPOLIS, MINNESOTA 55402              NEW YORK, NEW YORK 10048

                               ----------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF SECURITIES TO THE
PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

                               ----------------
  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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- --------------------------------------------------------------------------------

                                    PART II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

   SEC registration fee.......................................... $  185,862.06
   Blue Sky fees and expenses....................................     10,000.00
   Accountant's fees and expenses................................    500,000.00*
   Attorney's fees and expenses..................................    100,000.00*
   Trustee's fees and expenses...................................     15,000.00
   Printing and engraving expenses...............................    150,000.00*
   Rating Agency fees............................................    150,000.00*
                                                                  -------------
     Total....................................................... $1,110,862.06
                                                                  =============

  --------
  * Estimated

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

  Section 302A.521 of the Minnesota Statutes requires Green Tree ("the Company") to indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person with respect to the Company, against judgments, penalties, fines, including reasonable expenses, if such person (1) has not been indemnified by another organization or employee benefit plan for the same judgments, penalties, fines, including without limitations, excise taxes assessed against the person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding with respect to the same acts or omissions; (2) acted in good faith; (3) received no improper personal benefit, and statutory procedure has been followed in the case of any conflict of interest by a director; (4) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (5) in the case of acts or omissions occurring in the person's performance in the official capacity of director or, for a person not a director, in the official capacity of officer, committee member, employee or agent, reasonably believed that the conduct was in the best interests of the Company, or, in the case of performance by a director, officer, employee or agent of the Company as a director, officer, partner, trustee, employee or agent of another organization or employee benefit plan, reasonably believed that the conduct was not opposed to be best interests of the Company, unless otherwise limited by the Articles of Incorporation or Bylaws of the Company. In addition, Section 302A.521, subd. 3, requires payment by the Company, upon written request, of reasonable expenses in advance of final disposition in certain instances, upon receipt of a written undertaking by the person to repay all amounts so paid if it is ultimately determined that the person is not entitled to indemnification, unless otherwise limited by the Articles of Incorporation or Bylaws of the Company. A decision as to required indemnification is made by a disinterested majority of the Board of Directors present at a meeting at which a disinterested quorum is present, or by a designated committee of the Board, by special legal counsel, by the shareholders, or by a court.

  The Company's Articles of Incorporation provide that a director is not liable to the Company or its shareholders for monetary damages for a breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Sections 302A.559 or 80A.23 of the Minnesota Statutes; (iv) for any transaction from which the director derived an improper personal benefit; or (v) for any act or omission occurring prior to the date such indemnification provision became effective.

  The Company maintains a directors' and officers' insurance policy.

  Pursuant to the form of Underwriting Agreement, a copy of which is included as Exhibit 1.1 hereto, the Underwriters will agree, subject to certain conditions, to indemnify the Company, its directors, certain of its officers and persons who control the Company within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), against certain liabilities.

ITEM 16. FINANCIAL STATEMENTS AND EXHIBITS

  (a) Financial Statements:

    Not Applicable

  (b) Exhibits:

      *1.1 Proposed form of Underwriting Agreement
     **3.1 Articles of Incorporation of Green Tree Financial Corporation
     **3.2 Bylaws of Green Tree Financial Corporation
      *4.1 Form of Trust Agreement
      *4.2 Form of Assignment made by Green Tree Financial Corporation in favor of Finance I
      *4.3 Form of Assignment made by Green Tree Financial Corporation in favor of Finance I and Finance II
      *4.4 Form of Transfer Agreement among Finance I, Finance II and the Trust
      *4.5 Form of Finance I Note
      *4.6 Form of Servicing Agreement between Green Tree Financial Corporation and the Trust
      *4.7 Form of Security Agreement between Finance I and the Trust
      *4.8 Form of Administration Agreement among the Trust, the Administrator and the Trustee
      *5.1 Opinion and consent of Dorsey & Whitney as to legality
       8.1 Opinion of Dorsey & Whitney as to tax matters
   ***21.1 Subsidiaries of the Registrant
     *23.1 Consent of Dorsey & Whitney (included as part of Exhibit 5.1)
      24.1 Power of attorney from officers and directors of the Registrant signed by an attorney-in-fact (included on page II-4)

  --------

    * Previously filed.
   ** Incorporated by reference to the similarly numbered exhibit to the Registrant's Registration Statement on Form S-11 (File No. 33-50236), as amended, which became effective on September 11, 1992.
  *** Incorporated by reference to Exhibit 22.1 of the Registrant's Annual
      Report on Form 10-K for the year ended December 31, 1992.

ITEM 17. UNDERTAKINGS

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  The undersigned registrant hereby undertakes that:

    (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as a part of this registration statement in reliance upon Rule

  430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SAINT PAUL, STATE OF MINNESOTA, ON MARCH 2, 1994.

                                          Green Tree Financial Corporation

                                                     /s/ John W. Brink
                                          By:
                                              ---------------------------------
                                                       JOHN W. BRINK
                                                 EXECUTIVE VICE PRESIDENT,
                                               TREASURER AND CHIEF FINANCIAL
                                                          OFFICER

                               POWER OF ATTORNEY

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.



              SIGNATURE                         TITLE                DATE
              ---------                         -----                ----
                  *                     Chairman of the         March 2, 1994
- -------------------------------------    Board and Chief
          LAWRENCE M. COSS               Executive Officer
                                         (Principal
                                         Executive Officer)
                                         and Director

          /s/ John W. Brink             Executive Vice          March 2, 1994
- -------------------------------------    President,
            JOHN W. BRINK                Treasurer and Chief
                                         Financial Officer
                                         (Principal
                                         Financial Officer)

                  *                     Vice President and      March 2, 1994
- -------------------------------------    Controller
           ROBLEY D. EVANS               (Principal
                                         Accounting Officer)

                  *                     Director                March 2, 1994
- -------------------------------------
          RICHARD G. EVANS



              SIGNATURE                         TITLE                DATE
              ---------                         -----                ----
                  *                     Director                March 2, 1994
- -------------------------------------
         C. THOMAS MAY, JR.

                  *                     Director                March 2, 1994
- -------------------------------------
            W. MAX MCGEE

                  *                     Director                March 2, 1994
- -------------------------------------
         ROBERT S. NICKOLOFF

                  *                     Director                March 2, 1994
- -------------------------------------
         KENNETH S. ROBERTS

           /s/ John W. Brink
* By
     --------------------------------
             JOHN W. BRINK
          AS ATTORNEY-IN-FACT


                                 EXHIBIT INDEX

    *1.1 Proposed form of Underwriting Agreement
   **3.1 Articles of Incorporation of Green Tree Financial Corporation
   **3.2 Bylaws of Green Tree Financial Corporation
    *4.1 Form of Trust Agreement
    *4.2 Form of Assignment made by Green Tree Financial Corporation in favor of Finance I
    *4.3 Form of Assignment made by Green Tree Financial Corporation in favor of Finance I and Finance II
    *4.4 Form of Transfer Agreement among Finance I, Finance II and the
          Trust
    *4.5 Form of Finance I Note
    *4.6 Form of Servicing Agreement between Green Tree Financial
          Corporation and the Trust
    *4.7 Form of Security Agreement between Finance I and the Trust
    *4.8 Form of Administration Agreement among the Trust, the
          Administrator and the Trustee
    *5.1 Opinion and consent of Dorsey & Whitney as to legality
     8.1 Opinion of Dorsey & Whitney as to tax matters
 ***21.1 Subsidiaries of the Registrant
   *23.1 Consent of Dorsey & Whitney (included as part of Exhibit 5.1)
    24.1 Power of attorney from officers and directors of the Registrant signed by an attorney-in-fact (included on page II-4)

- --------

  * Previously filed.
 ** Incorporated by reference to the similarly numbered exhibit to the Registrant's Registration Statement on Form S-11 (File No. 33-50236), as amended, which became effective on September 11, 1992.
*** Incorporated by reference to Exhibit 22.1 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1992.